SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D)
              OF THE SECURITIES EXCHANGE ACT OF 1934



                        DECEMBER 17, 1996

                 Date of earliest event reported)


                    Commonwealth Bancorp, Inc.

          (Exact name of registrant as specified in its charter)


PENNSYLVANIA                            0-27942                    23-2828883
(State or other jurisdiction       (Commission File Number)     (IRS Employer
of incorporation)                                         Identification No.)


P.O. Box 2100
70 VALLEY STREAM PARKWAY, VALLEY FORGE, PENNSYLVANIA                    19482
(Address of principal executive offices)                           (Zip Code)


                           (610) 251-1600

       (Registrant's telephone number, including area code)


                           NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)





                        Page 1 of 4 Pages.
                 Exhibit Index appears on page 2.

ITEM 5.   OTHER EVENTS

     On December 17, 1996, Commonwealth Bancorp. Inc. (the "Company"), announced that its 1996 Stock Option Plan and its 1996 Recognition and Retention Plan were approved by stockholders at a special meeting of stockholders. The Company also announced that in order to fund the 1996 Recognition and Retention Plan the related trust intends to purchase shares of the Company's common stock in the open market with funds contributed by the Company. Purchases will be made from time to time in the discretion of management of the Company and will amount to up to 394,886 shares of the Company's common stock.

      For additional information, reference is made to the Press Release, dated December 17, 1996, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements.

          Not Applicable.

     (b)  Pro Forma Financial Information.

          Not Applicable

     (c)  Exhibits:

           99 Press Release, dated December 17, 1996

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            COMMONWEALTH BANCORP, INC.



Date:  December 18, 1996    By:  /S/PATRICK J. WARD

                                 Patrick J. Ward
                                 President and Chief Operating Officer